UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020 (February 12, 2020)

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “8-K/A”) amends the Current Report on Form 8-K filed by Smith Micro Software, Inc. (the “Company”) on February 19, 2020 in order to include the historical financial statements of substantially all the assets, and certain specified liabilities, of the operator business of Circle Media Labs Inc., a Delaware corporation, that the Company acquired on February 12, 2020 (the “Circle Operator Business”), and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the Circle Operator Business would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after its acquisition of the Circle Operator Business. Except as described above, all other information in the Company’s Current Report on Form 8-K filed on February 19, 2020 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited abbreviated financial information of the Circle Operator Business as of and for the year ended December 31, 2019, and related notes thereto and the related report of Moss Adams LLP, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Statements.

The unaudited pro forma combined financial information of the Company and the Circle Operator Business as of and for the year ended December 31, 2019 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description
23.1	Consent of Moss Adams LLP, independent registered public accounting firm.
99.1	The audited abbreviated financial information of the Circle Operator Business as of and for the year ended December 31, 2019, and related notes thereto and the related report of Moss Adams LLP.
99.2	Unaudited pro forma combined financial information of the Company and the Circle Operator Business as of and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: April 30, 2020	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer